Exhibit 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

UNDER SECTION 906 OF THE

SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350

In connection with the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018 of Ramaco Resources, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marc Solochek, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2018	/s/ Marc Solochek
Marc Solochek Chief Financial Officer